Exhibit 10.1

TERMINATION AGREEMENT
FT SOLUTIONS, LLC

          This TERMINATION AGREEMENT (the “Agreement”) is entered into and effective as of January 10, 2006 (the “Effective Date”), by and among FT Solutions, LLC, a Delaware limited liability company (the “Company”) and its members, Headwaters Technology Innovation Group, Inc., a Utah corporation (“HTIG”) and Rentech, Inc., a Colorado corporation (“Rentech”) HTIG and Rentech are sometimes collectively referred to as a “Member,” or collectively as the “Members.  HTIG, Rentech and the Company are sometimes referred to hereafter individually as a “Party” and collectively as “Parties.”

RECITALS:

          A.          The Company was formed on June 15, 2004 by the Members.  Each Member owns a fifty percent (50%) interest in the Company, and there are no other members in the Company.

          B.          HTIG and Rentech entered into an Operating Agreement for the Company dated as of June 15, 2004 (the “Operating Agreement”).  Capitalized terms used in this Agreement and not otherwise defined shall have the meanings specified in the Operating Agreement.

          C.          Pursuant to a license agreement dated June 15, 2004 (the “Rentech License”), Rentech licensed to the Company certain Intellectual Property (as defined in the Rentech License) (the “Rentech Technology”) on the terms and conditions of the Rentech License.

          D.          Pursuant to a license agreement dated June 15, 2004 (the “HTIG License”) HTIG licensed to the Company certain Intellectual Property (as defined in the HTIG License) (the “HTIG Technology”) on the terms and conditions of the HTIG License.

          E.          Pursuant to the Rentech License, the Company had the right to modify, adapt, update, develop upgrades for and otherwise create derivative works and improvements based on or related to the Rentech Technology (“Rentech Derivative Works”).  Pursuant to the HTIG License, the Company had the right to modify, adapt, update, develop upgrades for and otherwise create Derivative Works based on or related to the HTIG Technology (“HTIG Derivative Works”).

          F.          The Parties desire now to (i) terminate the Patent and Trademark License Agreements, the Contribution Agreement, the Services Agreement and the Operating Agreement (collectively, the “FTS Contracts”); (ii) dissolve the Company and distribute the Rentech Derivative Works and the HTIG Derivate Works (collectively, the “Derivative Works”) and all other assets of the Company to the Members on the terms and conditions of this Agreement; and (iii) release and discharge all claims among them with respect to the Company.

          NOW, THEREFORE, based on the foregoing facts, the Parties agree as follows:

          1.          Termination of FTS Contracts.  The Parties hereby agree that each of the Patent and Trademark License Agreements, the Operating Agreement, the Contribution Agreement and the Services Agreement are all terminated as of the Effective Date, provided, however, that the limitations on use and the requirements to return Confidential Information set forth in sections 10.1 and 10.2 of the Operating Agreement, sections 6.1 and 6.3 of the Services Agreement and section 5 of each of the Patent and Trademark License Agreements (collectively, the “Confidential Provisions”) shall survive such termination.

          2.          Distribution of Properties.  The Company does hereby convey, transfer, assign and distribute all of its assets as follows:

(a) The Company hereby assigns, transfers and conveys to Rentech all right, title and interest in and to all Rentech Derivative Works, if any;

(b) The Company hereby assigns, transfers and conveys to HTIG all right, title and interest in and to all HTIG Derivative Works, if any; and

          (c)          The Company hereby assigns, transfers and conveys to both Rentech and HTIG, as co-owners, any and all other intellectual property rights (including, without limitation, patents, copyrights, trademarks, service marks, applications for the foregoing and trade secrets) (collectively, “Intellectual Property”), if any, developed or owned by the Company which is not Rentech Technology, HTIG Technology, Rentech Derivative Works or HTIG Derivative Works (collectively, “Independent IP”).  The Parties acknowledge and agree that there is no overlap or conflict between the Independent IP and (i) the Rentech Technology and Rentech Derivative Works; or (ii) the HTIG Technology and HTIG Derivative Works.  Rentech and HTIG agree to execute such documents and take such other lawful acts as may be necessary to permit either Member to enforce, protect or otherwise use the Independent IP in any jurisdiction where both co-owners must consent to the use of co-owned intellectual property.

          (d)          Where desirable or necessary to further effectuate sections 3(a)-(c) above, the Company hereby agrees to execute, acknowledge and deliver to HTIG and/or Rentech, as the case may be, such written instruments and perform such other lawful acts as may be necessary, in the reasonable judgment of HTIG and/or Rentech, to obtain, maintain and enforce letters patent, trademark registrations, copyright registrations or similar governmental registrations or designations on all such proprietary assets, and all reissues, renewals and extensions thereof, to vest the entire right, title and interest thereto in HTIG, Rentech or both, as the case may be.

For the avoidance of doubt, any improvement (as defined by the United States patent law) to a patent which is included in either HTIG Technology or Rentech Technology shall be deemed an HTIG Derivative Work or Rentech Derivative Work, respectively.  The categorization of Derivative Works as Rentech Derivative Works or HTIG Derivative Works will depend solely the underlying technology upon which it is based, and not upon any funding provided to develop the applicable Derivative Works.  For example, the Parties acknowledge that amounts spent with UOP to develop knowledge of producing fuels meeting ASTM specifications from the intermediate products from the GTL reactor that were specific to Rentech’s wax product will be deemed Rentech Derivative Works. Alternatively, the knowledge gained from discussions between the parties on product upgrading of any FT product is considered general know-how and can be used by either party.

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             (e)          Amendment of the Operating Agreement.  Rentech and HTIG agree that the Operating Agreement is hereby amended, effective immediately prior to the Effective Date, to the extent necessary to provide that the operating profit or loss, cash flow, and gain or loss from the disposition of Company properties is specially allocated to them in accordance with the allocations of ownership of Intellectual Property and Derivative Works set forth in this Agreement.  The Members further agree that the Operating Agreement shall be deemed amended immediately prior to the effective time to delete sections 4.1(c), 7.4, 9.4, 9.5 of the Operating Agreement. To the extent there is any conflict between the terms of the FTS Contracts and this Agreement, the terms of this Agreement shall prevail.

3. Representations and Warranties. Each Party represents, warrants and agrees that:

             (a)          Such Party is not aware of any contract, commitment or undertaking by the Company in favor of any third party, and has not entered into any contract, commitment or undertaking on behalf of the Company;

(b) Such Party is not aware of any assets of the Company other than the FTS Contracts, the Derivative Works, and the Independent IP;

(c) Such Party believes that the Company’s assets exceed its liabilities, and that the Company will have no liabilities after the Effective Date;

             (d)          Such Party has received independent legal and tax advice from independent attorneys or other advisors with respect to the advisability of making the settlement provided for in this Agreement and of executing this Agreement;

(e) Such Party has not been subjected to any duress, undue influence or inequality of bargaining power in connection with the negotiation or execution of this Agreement;

             (f)          Except for statements, representations and promises expressly set forth in this Agreement, such Party has not relied upon any statement, representation or promise of any other Party (or of any employee, attorney or other representative of any other Party or of any affiliated entity) in executing this Agreement, and no other Party has made any statements, representations or promises regarding a fact relied upon by it in entering into this Agreement;

(g) Such Party has made such investigation of the facts pertaining to the Parties’ actual and potential disputes as each Party deemed necessary or desirable;

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             (h)          Such Party has the full right and authority to enter into this Agreement, and the person executing this Agreement has the full right and authority to do so, and fully to commit and bind such Party to this Agreement; and

(i) Such Party has not filed any complaint, charge, lawsuit or claim against any other Party with any agency, court or other tribunal.

          4.          Warranties, Indemnification and Expenses.  Rentech and HTIG each agree to accept the Derivative Works and Independent IP assigned, transferred or conveyed to them by the Company pursuant to this Agreement “as is,” without any representations or warranties whatsoever as to condition or title.  They also each agree to pay any unpaid expenses of the Company with respect to their own respective Derivative Works and to hold each other harmless from all liabilities to any third party with respect to each of their use of such Derivative Works, whether incurred before or after dissolution of the Company (except to the extent any such liability is attributable to the actions or inaction of the other Party or as otherwise agreed by such Parties in writing).

          5.          Settlement and Release of Claims.

             (a)          The Parties acknowledge that the distribution of assets to Rentech and HTIG pursuant to this Agreement may not be strictly in accordance with the Parties’ ending capital account balances.  Rentech and HTIG accept such distribution in full satisfaction of their economic interests in the Company and waive any rights which they might otherwise have against each other or the Company arising out of such imbalance.

             (b)          Each Party, for itself and its officers, directors, shareholders and affiliates, hereby waives, releases and discharges any claims, demands, debts, liens, contracts, causes of action, rights, damages, losses, costs or expenses (“Claims”) which they might have against any other Party or its officers, directors, shareholders and affiliates, including any Claims arising out of or relating to any capital account imbalance, the operations of the Company, or the Company and its assets.  The Parties intend this Agreement to constitute a final settlement of all actual and potential disputes among them arising out of or in connection with the Company, its operations and assets.

(c) EACH PARTY ACKNOWLEDGES THAT IT HAS BEEN ADVISED BY ITS LEGAL COUNSEL AND IS FAMILIAR WITH THE PROVISIONS OF CALIFORNIA CIVIL CODE SECTION 1542, WHICH PROVIDES AS FOLLOWS:

             “A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.”

BEING AWARE OF SAID CODE SECTION, EACH PARTY HEREBY EXPRESSLY WAIVES ANY RIGHTS SHE MAY HAVE THEREUNDER, AS WELL AS ANY OTHER STATUTES OR COMMON LAW PRINCIPLES OF SIMILAR EFFECT.

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             (d)          Each Party represents and warrants that there has been, and there will be, no assignment or other transfer of any interest in any Claim that it released in section (b) above such Party agrees to indemnify and hold harmless its releasees, and each of them, from any Claims, liability, demands, damages, costs, expenses and attorney’s fees incurred by such releasees, or any of them, as a result of any person asserting any such assignment or transfer, or any rights to any Claims under any such assignment or transfer.  It is the intention of the parties that this indemnity shall not require payment as a condition precedent to recovery under the indemnity.

(e) Each Party further understands and agrees that the execution of this Agreement shall not constitute or be construed as an admission of any liability whatsoever on the part of any person or entity.

             (f)          Nothing contained in the releases provided by this section of the Agreement shall be deemed to release or discharge any Party’s obligations under this Agreement, or under the Confidentiality Provisions.

6. Miscellaneous.

             (a)          Governing Law.  This Agreement and all disputes arising out of or relating to it shall be governed by and construed in accordance with the laws of the State of Delaware, without reference to rules pertaining to conflicts of laws.

             (b)          Costs.  Each Party shall bear its own costs and attorney’s fees incurred in connection with the Company (including, without limitation, those costs and attorney’s fees related to the negotiation and execution of this Agreement).

             (c)          Amendments in Writing.  Any amendment, modification or waiver of any term or condition of this Agreement must be in writing and signed by authorized representatives of all Parties.  No amendment, modification or waiver of any term or condition of this Agreement shall be made orally or implied from conduct or otherwise; and any such attempted amendment, modification or waiver shall be null and void and of no force or effect. Any Party may specifically waive a breach of this Agreement by the other Party, but no such waiver shall constitute a continuing waiver of similar or other breaches.  A waiving Party may at any time, upon written notice to the breaching Party, direct future compliance with the waived term or terms of this Agreement, in which event the breaching Party shall comply as directed from such time forward.  All rights, remedies, undertakings, obligations and agreements contained in this Agreement shall be cumulative and not mutually exclusive.

             (d)          Binding Effect.  The provisions of this Agreement shall inure to the benefit of and be binding upon each of the Parties, and each of their past and present officers, directors, employees, agents, shareholders, partners, principals, associates, affiliates, insurers, accountants, representatives and attorneys; their predecessors, successors, heirs, assignors and assignees; their parent, subsidiary and affiliated corporations; and all persons and entities acting by, through, under or in concert with them or any of them.  This Agreement is not for the benefit of, shall not be construed to extend to, and may not be enforced by any other parties.

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(e) Rules of Construction. The Parties agree that the following rules shall govern the interpretation and construction of this Agreement (including all Exhibits):

(i) All paragraph headings are for convenience only and shall not limit, alter or otherwise affect the construction or interpretation of this Agreement;

(ii) Whenever the context so requires, the neuter gender shall include the feminine or masculine, the singular number shall include the plural, and vice versa;

                           (iii)        If any provision of this Agreement as applied to any Party or any circumstance shall be adjudged by a court to be unlawful, void or for any reason unenforceable, such provision shall be deemed separable from the remainder of this Agreement and the same shall in no way affect the validity or enforceability of any other provision of this Agreement, the application of such provision to other Parties or circumstances, or the validity or enforceability of this Agreement as a whole; and

(iv) Any rule of construction disfavoring the drafting Party shall not apply in the construction of any provision of this Agreement.

             (f)          Integration.  This Agreement (including the attached Exhibits) is the final written expression, and the complete and exclusive statement, of all of the agreements, conditions, promises and covenants among the Parties with respect to the subject matter hereof.  This Agreement supersedes all prior or contemporaneous agreements, negotiations, representations, understandings and discussions between the Parties or their respective counsel, or both, with respect to the subject matter covered hereby.

          IN WITNESS WHEREOF the Parties have executed this Agreement effective as of the date first above written.

MEMBERS:

HEADWATERS TECHNOLOGY INNOVATION GROUP, INC.		THE COMPANY:

By:	/s/ Harlan M. Hatfield		/s/ James A. Lepinski

Its:	Vice President	By:	James A. Lepinski
		Its:	Representative
RENTECH, INC.

By:	/s/ D. Hunt Ramsbottom		/s/ Ronald C. Butz

Its:	President and Chief Executive Officer	By:	Ronald C. Butz
		Its:	Representative

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ANNEX A

Rentech, Inc.

Patent and Patent Applications

RTK #	Patent #	Application #	Country	Full Title	Inventor(s)	Date Filed	Publication Date	Date Issued	Patent Expiration (Based on Filing Date)	Country References

JWB 0675	5,324,335	867,456	US	Process for the Production of Hydrocarbons	Charles B. Benham Mark S. Bohn Dennis L. Yakobson	4/13/92		6/28/94	6/28/2011

JWB 1073	5,500449	470,497	US	Process for the Production of Hydrocarbons	Charles B. Benham Mark S. Bohn Dennis L. Yakobson	4/06/95		3/19/96	4/06/2015

JWB 0972	5,504,118	212,735	US	Process for the Production of Hydrocarbons	Charles B. Benham Mark S. Bohn Dennis L. Yakobson	3/14/94		4/02/96	3/14/2014

JWB 1070	5,506,272	470,495	US	Process for the Production of Hydrocarbons	Charles B. Benham Mark S. Bohn Dennis L. Yakobson	6/06/95		4/09/96	6/06/2015

RTK #	Patent #	Application #	Country	Full Title	Inventor(s)	Date Filed	Publication Date	Date Issued	Patent Expiration (Based on Filing Date)	Country References

CWF 1072	5,543,437	470,496	US	Process for the Production of Hydrocarbons	Charles B. Benham Mark S. Bohn Dennis L. Yakobson	6/06/95		8/06/96	6/06/2015

JWB 1071	5,620,670	470,498	US	Process for the Production of Hydrocarbons	Charles B. Benham Mark S. Bohn Dennis L. Yakobson	6/06/95		4/15/97	6/06/2015

JWB 1036	5,621155	428,793	US	Process for the Production of Hydrocarbons	Charles B. Benham Mark S. Bohn Dennis L. Yakobson	4/24/95		4/15/97	4/24/2015

JWB 0945	5,645,613	307,014	US	Process for the Production of Hydrocarbons	Charles B. Benham Mark S. Bohn Dennis L. Yakobson	9/16/94		7/08/97	6/28/2011

JWB 2009	5,763,716	834,837	US	Process for the Production of Hydrocarbons	Charles B. Benham Mark S. Bohn Dennis L. Yakobson	4/10/97		6/09/98	4/10/2017

CWF 3112	6,068,760	09/130,457	US	Catalyst/Wax Separation Device For Slurry Fischer-Tropsch Reactor	Charles B. Benham Dennis L. Yakobson Mark S. Bohn	8/07/98		5/30/2000	8/07/2018	Rentec/P01AAU Rentec/P01ACA

RTK #	Patent #	Application #	Country	Full Title	Inventor(s)	Date Filed	Publication Date	Date Issued	Patent Expiration (Based on Filing Date)	Country References

RM 375	6,306,917 B1	09/376,709	US	Process for the Production of Hydrocarbons, Power, and Carbon Dioxide from Carbon-Containing Materials	Mark S. Bohn Charles B. Benham	8/17/99		10/23/2001	8/17/2019

RM 375c	6,380,268 B1	09/560,248	US	Plasma Reforming/Fischer-Tropsch Synthesis	Dennis L. Yakobson John S. Vavruska Edward Bohn Andreas Blutke	4/27/2000		4/30/2002	4/27/2020

CWF 5035	6,534,552 B2	09/870,466	US	Producing Liquid Hydrocarbons from Natural Gas	Charles B. Benham Mark S. Bohn Dennis L. Yakobson	6/01/2001	3/14/2002	3/18/2003	6/01/2021

RM 375j	6,627,666 B1	09/924,262	US	Fischer-Tropsch Synthesis Using Industrial Off Gas Feedstreams	Peter S. Pedersen	8/08/2001		9/30/2003	8/08/2021

RM 375k	6,632,846 B2	09/963,349	US	Integrated Urea Manufacturing Plants and Processes	Richard O. Sheppard Dennis L. Yakobson	9/25/2001	5/9/2002	10/14/2003	9/25/2021	RM375m

CWF 5032	6,712,982 B2	10/417,107	US	Method of Removing Catalyst Particles from Wax	Mark S. Bohn James E. Siebarth	4/17/2003	11/06/2003	3/30/2004	4/17/2023

RTK #	Patent #	Application #	Country	Full Title	Inventor(s)	Date Filed	Publication Date	Date Issued	Patent Expiration (Based on Filing Date)	Country References

CWF 5290	6,730,221 B2	09/871,148	US	Dynamic Settler	Mark S. Bohn James E. Siebarth	5/29/2001	12/05/2002	5/04/2004	5/299/2021	CWF5153

JWB 1849	697448	60288/94	Australia	Process for the Production of Hydrocarbons	Charles B. Benham Mark S. Bohn Dennis L. Yakobson	1/28/1994		1/21/1999	1/28/2014

Rentec P01AAU	720266	56061/98	Australia	Catalyst/Wax Separation Device for Slurry Fischer-Tropsch Reactor	Charles B. Benham Dennis L. Yakobson Mark S. Bohn	12/15/1997		9/07/2000	12/15/2017	CWF3112

Rentec P01ACA		2,274,579	Canada	Catalyst/Wax Separation Device for Slurry Fischer-Tropsch Reactor	Charles B. Benham Dennis L. Yakobson Mark S. Bohn	12/15/1997			12/15/2017	CWF3112

CWF 1281	188,868	271/DEL/94	India	Process for the Production of Hydrocarbons	Charles B. Benham Mark S. Bohn Dennis L. Yakobson	3/08/1994		1/21/2004	3/08/2014

RM 375m PCT/US0 1/30017			Australia Brazil Canada China India Indonesia	Integrated Urea Manufacturing Plants and Processes	Richard O. Sheppard Dennis L. Yakobson	09/25/2001	4/03/2003		9/25/2021	375k

RTK #	Patent #	Application #	Country	Full Title	Inventor(s)	Date Filed	Publication Date	Date Issued	Patent Expiration (Based on Filing Date)	Country References

RM 375n		09/963,253	US	Process for the Production of Hydrocarbons, Power, and Carbon Dioxide from Carbon-Containing Materials	Mark S. Bohn Charles B. Benham	09/25/2001	8/29/2002		9/25/2021

CWF 5153		PCT/US02/11881	Australia Canada China India Indonesia	Dynamic Settler	Mark S. Bohn James E. Siebarth	05/09/2002 Priority Date: 5/29/2001			5/29/2021	US6,632,846 B2

RM 375p		10/043,874	US	Plasma Reforming/Fischer-Tropsch Synthesis	Dennis L. Yakobson	01/09/2002	10/24/2002		01/09/2022

RM 375s		10/213,896	US	Production of Hydrogen and Higher Hydrocarbons from Feedstocks Low in Hydrogen	Dennis L. Yakobson	08/07/2002	2/12/2004		08/07/2022	RM375x

RM 375t		10/681,823	US	Fiscer-Tropsch Slurry Reactor Cooling Tube Arrangement	Mark S. Bohn William H. Hawthorne Mark D. Ibsen Peter S. Pedersen	10/08/2003			10/08/2023

RM 375u		10/612,573	US	Integrated FT and Electric Power Generation Plant with Low CO2 Emissions	Richard O. Sheppard Dennis L. Yakobson	07/01/2003			07/01/2023

RTK #	Patent #	Application #	Country	Full Title	Inventor(s)	Date Filed	Publication Date	Date Issued	Patent Expiration (Based on Filing Date)	Country References

RM 375w		10/728,109	US	Method and Apparatus for Regenerating an Iron-Based Fischer-Tropsch Catalyst	Belma Demirel Mark S. Bohn Charles B. Benham James E. Siebarth Mark D. Ibsen	12/04/2003			12/04/2023

RM 375x		PCT/US03/2 4866		Production of Hydrogen and Higher Hydrocarbons from Feedstocks Low in Hydrogen	Dennis L. Yakobson	08/07/2003			08/07/2023	RM375s

RM 375y		60/526,515	US	Process for the Production of Ammonia and Fischer-Tropsch Liquids	Peter S. Pedersen Dennis L. Yakobson	12/03/2003			12/03/2023

ANNEX A

Rentech, Inc.

Trademarks

None.

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ANNEX B

Headwaters Technology Innovation Group, Inc.

Patent and Patent Applications

HTIG #	Patent #	Application #	Country	Full Title	Inventor(s)	Date Filed	Publication Date	Date Issued	Patent Expiration (Based on Filing Date)	Country References

HT-13	6265451	09/399853	US	Skeletal Iron catalyst and its preparation for fischer-tropsch synthesis processes	Jinglai Zhou Yijun Lu Zhixin Zhang Guohui Li Linyao Dong Hairong Wang Peizheng Zhou	9/21/1999		7/24/2001	9/21/2019	China (03154897, 8/9/2003)

HT-13		3154897	China	Skeletal Iron catalyst and its preparation for fischer-tropsch synthesis processes	Jinglai Zhou Yijun Lu Zhixin Zhang Guohui Li Linyao Dong Hairong Wang Peizheng Zhou	8/9/2003			9/21/2019	US(6265451)

HT-13a		09/895540	US	Skeletal Iron catalyst and its preparation for fischer-tropsch synthesis processes	Jinglai Zhou Yijun Lu Zhixin Zhang Guohui Li Linyao Dong Hairong Wang Peizheng Zhou	7/2/2001	1/24/2002		7/2/2021	China (98119955.0, 9/23/1998)

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HTIG #	Patent #	Application #	Country	Full Title	Inventor(s)	Date Filed	Publication Date	Date Issued	Patent Expiration (Based on Filing Date)	Country References

HT-13a		98119955	China	Skeletal Iron catalyst and its preparation for fischer-tropsch synthesis processes	Jinglai Zhou Yijun Lu Zhixin Zhang Guohui Li Linyao Dong Hairong Wang Peizheng Zhou	9/23/1998			9/23/2018	US(09/895540)

HT-14	6277895	09/399852	US	Skeletal Iron catalyst having improved attrition resistance and product selectivity in slurry-phase synthesis processes	Peizheng Zhou Lap-Keung Lee Jinglai Zhou Yijun Lu Guohui Li	9/21/1999		8/21/2001	9/21/2019

HT-14 CP		09/895621	US	Skeletal Iron catalyst having improved attrition resistance and product selectivity in slurry-phase synthesis processes	Peizheng Zhou Lap-Keung Lee Jinglai Zhou Yijun Lu Guohui Li	7/2/2001	5/2/2002		7/2/2021

HT-16	6476086		US	Coalescence enhanced gravity separation of iron catlyst from fischer-tropsch catalyst/wax slurry	Peizheng Zhou	4/4/2001		11/5/2002	4/4/2021

HT-22		10/107,915	US	Promoted Skeletal Iron Catalysts for F-T Synthesis Processes	P. Zhou, Y. Lu	3/27/2002	10/24/2002		3/27/2022

HT-28	6586480	10/212534	US	Integrated process for the production of hydrocarbon liquids and ammonia	Yijun Lu Peizheng Zhou Michael Rueter	8/6/2002		7/1/2003	8/6/2022	China (021574529, 12/19/02)

HT-28		21574529	China	Integrated process for the production of hydrocarbon liquids and ammonia	Yijun Lu Peizheng Zhou Michael Rueter	12/19/2002			8/6/2022	US (6586480)

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HTIG #	Patent #	Application #	Country	Full Title	Inventor(s)	Date Filed	Publication Date	Date Issued	Patent Expiration (Based on Filing Date)	Country References

HT-29		10/267,236	US	Slurry-Phase Process for Synthetic Gas Conversion to Hydrocarbons	P. Zhou, Y. Lu, L. Abrams, C. Long	10/8/2002	6/12/2003		10/8/2022	China (2003101015275, 10/8/2003)

HT-29		2003101015275	China	Slurry-Phase Process for Synthetic Gas Conversion to Hydrocarbons	P. Zhou, Y. Lu, L. Abrams, C. Long	10/8/2003			10/8/2022	US(10/267,236)

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ANNEX B

Headwaters Technology Innovation Group, Inc.

Trademarks

None.